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ADVANCE FUNDING for Medical Receivables... and so much more

                                                           FOR IMMEDIATE RELEASE

MDWERKS, INC. APPOINTS LILA K. SOBEL CHIEF OPERATING OFFICER AND GERALD MARESCA
VICE PRESIDENT OF BUSINESS DEVELOPMENT

DEERFIELD BEACH, FLA., FEBRUARY 1, 2007 -MDwerks, Inc. (OTCBB:MDWK), a provider of innovative web-based, electronic claims management and funding solutions for healthcare professionals, announced today that Lila K. Sobel has joined the
Company as Chief Operating Officer and Gerald Maresca, who previously held the position of Chief Operating Officer, has been appointed Vice President, Business
Development.

Lila Sobel most recently was the Vice President of Medical Operations for
Geisinger Health Plan, Geisinger Health System. Prior to that position, Lila was
Vice President of Operations for HCSC/Blue Cross Blue Shield of Texas. She also held positions as a Medical Claims Coordinator and a Clinical Nurse Specialist.
Lila has a total of 28 years of experience in the medical service and management fields and will be responsible for Company-wide new client implementations, client support, quality assurance and all client billing and collection matters.

Gerald Maresca has been an executive with the Company since its inception and prior to joining MDwerks, Inc. was responsible for developing our products as an executive of MEDwerks, LLC. Gerry has 28 years of technology, engineering and program management experience, with a focus on hardware and software development of computer software products. In this position, Gerry will function as the
Company's business architect, establishing and implementing appropriate technical development strategies to support both current and new business objectives.

Both positions report directly to Howard Katz, CEO, MDwerks, Inc. who said, "We are delighted to welcome Lila K. Sobel to MDwerks as our Chief Operating Officer
and are pleased that Gerry Maresca will be heading up Business Development for the Company. Both executives are seasoned professionals and bring in-depth experience to two vital areas of our business."

ABOUT MDwerks, INC.

MDwerks, Inc., (OTCBB:MDWK), based in Deerfield Beach, Florida, provides healthcare professionals with automated electronic insurance claims management solutions and advance funding of medical claims, as submitted, through a revolving line of credit.

MDwerks(TM) solutions comprise an innovative web-based, HIPAA-compliant system of comprehensive administrative and financial services designed for physician practices of all sizes and specialties whether in a single or multi-location operation. Financial lenders, healthcare payers and other related business also benefit from MDwerks' solutions. For more information about the Company, please visit www.mdwerks.com.

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CONTACTS:

Vincent Colangelo
Chief Financial Officer
MDwerks, Inc.
Tel: 954-389-8300
Fax: 954-427-5871
Email: management@mdwerks.com

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the companies, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: general economic and business conditions; competition; unexpected changes in technologies and technological advances; ability to commercialize and manufacture products;
results of experimental studies; research and development activities; changes in, or failure to comply with, governmental regulations; and the ability to obtain adequate financing in the future. This information is qualified in its entirety by cautionary statements and risk factors disclosure contained in certain of MDwerks' Securities and Exchange Commission filings available at
http://www.sec.gov.